STOCK Building Supply Investor Presentation February 2014

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these statements. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These risks include, but are not limited to, the following: (i) the state of the homebuilding industry and repair and remodel activity; (ii) seasonality and cyclicality of the building products supply and services industry; (iii) competitive industry pressures and competitive pricing pressure from our customers; (iv) inflation or deflation of commodity prices; (v) litigation or claims relating to our products and services; (vi) our ability to maintain profitability; (vii) our ability to attract and retain key employees and (viii) product shortages and relationships with key suppliers. Further information regarding factors that could impact our financial and other results can be found in the Risk Factors section of our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2013, and subsequent filings with the SEC. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Many factors could affect our actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Because the Company’s calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an appendix to this presentation.

STOCK Building Supply

A Leading Provider of LBM Products and Services



S
T
O
C
K


STOCK
Building
Supply

Distribution and Retail LBM Services

- 48 locations in 21 MSAs in 14 states





Design & Manufacturing Services

Structural Components

- 14 locations

Millwork Manufacturing

- 20 locations



Installed Services

- Offered in most of 21 MSAs including 15 flooring locations

- **A Leading U.S. Lumber and Building Materials Distributor**
- **Served ~12,000 Unique Customers in 2013** … Delivered to ~86,000 Job Sites
- **Offers ~39,000 Product SKUs and a Broad Range of Customized Products**
- **Operations in 21 Markets Across 14 States**
- **Provides Full Complement of Homebuilder Services:**
  - Product Selection
  - Inventory Management
  - Job Site Delivery
  - Design Support
  - Custom Component and Millwork Manufacturing
  - Installation Management

STOCK Building Supply

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4 STOCK is a Leader in the Highly Fragmented U.S. Building Materials Industry STOCK Building Supply is Well-Positioned in a Fragmented Segment 1 Estimates; Source: 2007 U.S. Census NAICS Survey STCK Participates in a ~$300B US Building Materials Industry • STCK is a Top 5 LBM distributor • Top 20 have ~30% share • Top 100 have ~40% share 2013 Levels2 Building Materials Sales by Distribution Channel¹ 2 Estimates; Source: 2013 U.S. NAICS Annual Retail Trade Report and 2013 ProSales 100 Rankings LBM Dist. 13% Home Centers 42% Roofing and Other Building Materials 23% All Other 22%

5 STOCK Building Supply Key Highlights Low Cost, High Service Integrated Supply Chain A Leading U.S. Builder/Contractor- focused LBM Distributor Leadership Positions in Attractive Geographies Extensive Product and Service Offering Experienced Management Team Focused Growth Strategy

6 TX 32% NC 15% GA 10% CA 10% UT 10% Other 23%  Operating in 21 MSAs across 14 States  Employment and population growth above U.S. average  ~3,000 Employees as of January 2014  Main branch (headquarters) located in Raleigh, NC Strong U.S. LBM Footprint with Significant Room to Grow 2013 Sales by State National Footprint in Attractive Growth Markets Stock Building Supply Location

7 STOCK’s Products and Services Represent ~50% of the Cost of a Typical New Home STOCK Provides an Extensive Product and Service Offering Source: 2013 NAHB Cost of Construction Survey Average Cost Share of Cost Building Permit Fees $3,647 1.5% Impact Fee $3,312 1.3% Water & Sewer Fees Inspections $4,346 1.8% Architecture, Engineering $3,721 1.5% Excavation, Foundation & Backfill $23,028 9.3% Framing & Trusses $41,899 17.0% Sheathings $2,332 0.9% Siding $16,867 6.8% Roofing $7,932 3.2% Windows & Doors $10,117 4.1% Plumbing $11,823 4.8% Electrical $9,967 4.0% HVAC $10,980 4.5% Insulation $4,786 1.9% Drywall $9,376 3.8% Interior Trim, Doors & Hardware $10,536 4.3% Painting $8,355 3.4% Lighting $3,008 1.2% Cabinets & Countertops $12,785 5.2% Appliances $4,189 1.7% Flooring $12,378 5.0% Plumbing Fixtures $4,265 1.7% Outdoor Structures (deck, patio) $2,891 1.2% Landscaping $5,744 2.3% Driveway $3,741 1.5% Other $14,428 5.9% Total $246,453 100%

8 STOCK Supplies LBM Products and Value-added Services to U.S. Homebuilders & Contractors 2013 Product and Service Sales 2013 Sales by Customer Type STCK Supports Builder Projects with Materials and Services from Framing to Finish STCK Serves a Full Spectrum of Builders … Remodel Projects to Custom Luxury Homes Structural Components 13% Millwork & Other Interior Products 18% Lumber & Lumber Sheet Goods 36% Windows & Other Exterior Products 21% Other Building Products & Services 12% Production Builder 37% Custom Builder 37% Remodeling Contractor 17% Multi- Family 3% Light Commercial 3% Other 3% 74% new single-family construction

9 STOCK is a Low Cost, High Service Integrated Supply Chain Partner Supplier Benefits Customer Benefits Integral Channel Partner for Suppliers and Customers  Access to thousands of customers  Scale and breadth efficiencies  Value-added services partner  Utilize STOCK’s technical sales force  Access to over 1,000 suppliers  Access to a broad product knowledge  Integrated supply chain efficiencies  Partnership w/ leading service provider  Low Cost Supply Chain Partner  Efficient Asset Manager  Leading Customer Service and Solutions Provider at the Job Site! Partnership with a leading LBM Support of national LBM supplier

10 Focused Growth Strategy

11 21% <1%7% 79% 93% >99% 0.0 400.0 800.0 1,200.0 1,600.0 2,000.0 1959 1965 1971 1977 1983 1989 1995 2001 2007 2013 U.S. Single-Family Starts Capture Market Recovery in Core Markets While Positioning Company to Expand Profitably 1 Source: United States Census Bureau Single-Family Housing Starts 2 2013 STCK sales to S-F builders as percent of 2013 purchases by S-F builders in STCK markets of products that STCK sells; Source: Management estimates, NAHB and McGraw-Hill 3 2013 STCK sales to remodeling contractors as percent of 2013 U.S. professional home improvement market; Source: Management estimates, HIRI Significant White Space for Profitable Growth Single-Family Housing Starts over the Last 50+ Years1 R&R Share3 Wallet Share2 Significant Room to Recover from Today’s Levels Macro Conditions Support Growth Geography1 White Space 618k 40% below 50-yr avg. S-F New Construction  1959-2013 avg. ~1.0M S-F starts / yr  Demographics favorable  Aging housing stock  Recoveries typically exceed average 2 <10% 8 >90

STOCK Building Supply
Strategy Enables Significant EBITDA Growth





STOCK Building Supply

BISON
A STOCK BUILDING SUPPLY COMPANY

TBSG
TOTAL BUILDING SERVICES GROUP











- Pursue Strategic Expansions
- Transformational eBusiness
- Add New Products and Services
- Improve Value-selling and Service
- Maintain Business Momentum
- Industry Growth

3. Enter New Markets Efficiently
2. Improve and Leverage our eBusiness Growth Platform
1. Expand Product and Service Offerings

Capture Market Recovery

EBITDA Growth Acceleration Potential through 'White Space' Expansion

STOCK Building Supply

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13  Capitalize on Superior Logistics Capabilities to Grow Share  Increasing Whole-House Selling Capability  Expanding Product and Service Offerings Increase Share as Professional Service Capabilities Expand Growing Sales per Start >5% Annually Expand Product and Service Offerings Increasing Wallet Share of ‘New Construction’ and ‘R&R’ STOCK single-family revenue / U.S. S-F start Source: Management estimates; U.S. Census Bureau; 2013 subject to revision in S-F starts by U.S. Census Bureau 1 • Increase Structures Capacity • Increase Millwork Capability • Improve Service Offerings • Enhance Sales Capacity $1,094 $1,204 $1,270 $1,439 2010 2011 2012 2013

❷ Leverage Our eBusiness Growth Platform
LEAN eBusiness Implementation Underway



Customers (>100,000)


Transact
Service
Sales Support
Project Specification

STOCK's Integrated and Proprietary LEAN eBusiness Processes:

- ✓ **STOCK Logistics Solutions (SLS)**
- ✓ eCFO Performance Suite (entrepreneurial leaders digital execution platform)
- ❑ STOCK Installation Solutions (SIS)
- ❑ Many other customer-centric services planned

LEAN eBusiness Driving Improved Operating Performance


Shipping & Handling Costs (% of Sales)
6.6%
5.2%
2010
2013

Driving a Low Cost Distribution Platform


Sales ($M)
Working Capital (% of Sales)
$1,197
13.0%
$752
10.2%
2010
2013

Delivering Efficient Growth

✓ **Leading Customer Service** (>92% OTIF in 2012 and 2013)

Suppliers (>1000)

Technology & LEAN Enabling Leading Service and Efficiency

STOCK Building Supply

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15 Enter New Markets Efficiently Expand in Adjacent and New Markets Since 2010, STOCK has acquired four businesses • Many attractive targets exist in highly fragmented market Strategic Growth Accelerators in place • Low-cost / national operating platform • Access to capital Brownfield / Greenfield Expansions in process Bison Building Materials  Acquired in 2010; Located in Houston, TX  Made STOCK the leading distributor in Houston, with strong value-add capabilities National Home Centers  Acquired in 2010; Located in Northwest Arkansas  Established position in Arkansas market Total Building Services Group  Acquired Dec 2012; Located in Marietta, GA  Provided critical Structures and Millwork capability in Atlanta market Chesapeake  Acquired in April 2013; Located outside Richmond, VA  Provided component manufacturing capabilities in southern / central VA market Proven Acquisition Capability to Augment Strategic Growth 3

16 Financial Overview

17 $ 760.0 $ 942.4 $ 1,197.0 2011 2012 2013 Review of Historical Financial Performance Net Sales Full Year 2013 financial results are unaudited. ¹ Adjusted EBITDA is calculated as net loss before interest, taxes, depreciation and amortization and certain items. See Appendix for a reconciliation of net income / (loss) to adjusted EBITDA. Gross Profit Adjusted EBITDA1  New construction recovery beginning  GM% expansion despite challenging environment  Revenue pull-through drove $58.6M gain in Adjusted EBITDA over past eight quarters  Current STCK footprint generated ~$1.8B revenue in 2006 ($ in millions) Significant Capacity for Growth in Revenue and EBITDA $(30.8) $ 2.0 $ 27.8 2011 2012 2013 $ 169.0 $ 214.7 $ 274.4 2011 2012 2013

18 Quarterly and Full Year 2013 Financial Results Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Revenue $248.7 $314.7 $328.5 $305.2 $1,197.0 YOY chg 32.3% 27.7% 28.4% 21.0% 27.0% Gross profit $53.8 $71.5 $75.4 $73.7 $274.4 GM% 21.6% 22.7% 22.9% 24.2% 22.9% Adjusted EBITDA1 $(1.2) $9.0 $10.4 $9.6 $27.8 Adj. EBITDA Margin (0.5%) 2.9% 3.2% 3.1% 2.3% ($ in millions) Adjusted EBITDA and Margin Improvements Build Momentum Quarterly and Full Year 2013 financial results are unaudited. ¹ Adjusted EBITDA is calculated as net loss before interest, taxes, depreciation and amortization and certain items. See Appendix for a reconciliation of net income / (loss) to adjusted EBITDA.

19 Single-Family Exposure and Capital Structure Drives Significant Growth Potential 2013 Sales by Customer Type Customer Type Sales Mix Yr/Yr Sales Growth Single-family Builders 74% 31% Remodeling Contractors 17% 19% Other 9% 14% Total 100% 27% Strong Profit Expansion Fundamentals From Top Line Growth Potential and Ability to Invest to Accelerate Strategy 2013 Capitalization ($ in millions) Cash $1.1 Debt (Revolver + cap leases) $66.3 Net Debt $65.2 Total Capitalization (book value) $192.8 Net Debt / Total Cap. 34% Full Year 2013 financial results are unaudited.

20 STOCK Building Supply Positioned for Profitable Growth  Continued U.S. Housing Recovery Provides for Strong End- market Demand  Growth Initiatives Capitalize on Fragmented Market and Significant “White Space” Expansion Opportunities  Improving on our Established Operating Platform: Strong Earnings Momentum … LEAN eBusiness Differentiates  Flexible Balance Sheet and Attractive Mid / Long-term Growth and Cash-flow Dynamics  Proven Team to Execute our Growth Plan

21 Appendix

Reconciliation of Non-GAAP Items



($ in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2012	2013 1Q	2013 2Q	2013 3Q	2013 Q4	2013 Full Year
Net Income (loss)	$(42,133)	$(14,533)	$(4,057)	$1,978	$(5,513)	$2,957	$(4,635)
Interest expense	2,842	4,037	1,025	1,233	892	643	3,793
Income tax expense (benefit)	(22,332)	(8,084)	(1,879)	966	1,989	1,798	2,874
Depreciation and amortization	16,188	11,718	2,959	3,067	3,032	3,002	12,060
EBITDA	**$(45,435)**	**$(6,862)**	**$(1,952)**	**$7,244**	**$400**	**$8,400**	**$14,092**
Impairment of assets held for sale	580	361	–	–	–	432	432
Restructuring, severance, other expense related to store closures and business optimization	8,110	5,228	233	358	260	403	1,254
Discontinued operations, net of taxes	202	(49)	(157)	(94)	(90)	(60)	(401)
Management fees	2,406	1,379	406	560	239	102	1,307
Non-cash compensation expense	384	1,305	146	118	309	476	1,049
Acquisition costs	1,017	284	103	154	–	–	257
IPO transaction-related expenses	–	–	–	686	9,322	–	10,008
Reduction of tax indemnification asset	1,937	347	–	–	–	–	–
Other Items	–	–	–	–	–	(195)	(195)
Adjusted EBITDA	**$(30,799)**	**$1,993**	**$(1,221)**	**$9,026**	**$10,440**	**$9,558**	**$27,803**

Quarterly and Full Year 2013 financial results are unaudited.

[1] Adjusted EBITDA is calculated as net loss before interest, taxes, depreciation and amortization and certain items. See Appendix for a reconciliation of net income / (loss) to adjusted EBITDA.

STOCK Building Supply
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